Subsequent Events	3 Months Ended	12 Months Ended
	Mar. 31, 2012	Dec. 31, 2011
Subsequent Events
Subsequent Events

8.   SUBSEQUENT EVENTS

On April 3, 2012, we signed a binding Letter of Intent (“LOI”) to create a joint-venture company with NyacAU, LLC (“NyacAU”), an Alaskan private company, to bring our Chandalar placer gold properties in Alaska into production. Under the terms of the LOI, NyacAU will provide a funding package of loans and equity that, subject to the timing of production, are estimated to total approximately $8.5 million as described below. The loans are to be repaid to NyacAU from Goldrich’s share of future gold production by the joint venture.

On May 2, 2012, we signed the definitive agreement to create a joint-venture company with Nyac Gold, LLC. (“Nyac Gold”). GNP is the 50/50 joint-venture company formed by Goldrich and NyacAU and managed by NyacAU to mine our various placer properties at Chandalar.

As part of the Agreement, Goldrich and Nyac Gold, LLC formed a 50:50 joint venture, Goldrich NyacAU Placer, LLC (“GNP”), to operate the Chandalar placer mines, with Nyac Gold, LLC acting as managing partner. Once all loans have been repaid and working capital and budgeted reserves have been established, profits from the placer production will be paid out on a 50:50 basis to each of GNP’s partners. The Agreement covers production from all placers on Goldrich’s Chandalar property including, but not limited to, Little Squaw Creek, Big Squaw Creek, Big Creek and Tobin Creek, as well as all future properties within two miles of these claims or within the creek drainages to their termination that come from the Chandalar claim block.

Concurrent with signing the Agreement, Goldrich formed Goldrich Placer LLC subsidiary and entered into a Lease Agreement (the “Lease”) with Goldrich Placer LLC for the exclusive right and license to explore for, develop, mine and control all placer gold located on or extracted from all of Goldrich’s mining claims at its Chandalar property. The Lease then includes an assignment of rights, title, interest responsibilities and obligations under the lease to GNP. The Lease shall continue until the cessation of operations, as defined in the Lease, or dissolution of GNP.  The annual payment from Goldrich Placer LLC to Goldrich under the Lease is ten dollars ($10 US).  Under terms of the operating agreement, GNP must meet minimum investment and production requirements.

NyacAU’s funding includes an effectively non-interest bearing loan to GNP, sufficient in amount to bring the placers at Chandalar into commercial production. This amount is currently estimated to total $7.2 million, subject to timing of production, consisting of approximately $3.6 million for start-up costs, $2.4 million for capital expenditures for mining equipment as well as $1.2 million loaned to GNP and then paid to Goldrich to purchase mining equipment currently owned by Goldrich. Upon completion of loan advances, Goldrich will be secondarily responsible for repayment of 50% of the loan balances as a result of its 50% ownership of GNP, and repayment will be effected by distributing Goldrich’s portion of GNP earnings to NyacAU until the loan is paid in full. The loan will earn interest to NyacAU at the applicable short-term federal rate, currently 0.25%, but is effectively a non-interest bearing loan from Goldrich’s standpoint, as Goldrich will receive a special payment from GNP equal to the interest paid by GNP to NyacAU for Goldrich’s 50% ownership share of this loan. NyacAU has also agreed to advance Goldrich $0.95 million at the greater of prime plus 2% or 10% interest for direct drilling costs as part of Goldrich’s 2012 exploration program with Blackrock Drilling, a drilling company in which the owners of NyacAU have a majority interest. The balance of the funding package, $0.35 million, is to be provided by an equity financing for the purchase shares of Goldrich’s common stock by NyacAU. The price per share in the equity financing is $0.148 per share, the 90-day weighted volume average price of Goldrich stock on the last business day proceeding the signing of the definitive documents for the joint venture agreement.

A summary of the financing package is as follows:

Estimated 2012 Start-up Costs funding to GNP	$3,600,000
Estimated Capital Expenditures through GNP	2,400,000
Estimated Purchase of Equipment from Goldrich through GNP	1,200,000
Total Loan from NyacAU to GNP with Interest at 0.25%, for which Goldrich is 50% secondarily responsible as a result of its 50% ownership of GNP. Goldrich’s share of future distributions from GNP income totaling $3,600,000 will be made to NyacAU to satisfy this loan.	7,200,000
Loan from NyacAU to Goldrich with Interest at greater of prime plus 2% or 10% for exploration drilling. Goldrich’s share of future distributions from GNP income totaling $950,000 will be made to NyacAU to satisfy this loan.	950,000
To Be Paid Back by GNP From Production, a total of $4,550,000 will be made from Goldrich’s share of future distributions of GNP income	8,150,000

Equity Financing - Purchase shares of Goldrich’s Common Stock	350,000
Total Financing, of which $2,500,000 will be received by Goldrich to finance its 2012 exploration program and general corporate expenses	$8,500,000

The total amount financed by NyacAU will be affected by timing of payback from production. GNP will commence payments to NyacAU as soon as production begins. Subject to permitting, preparation for mining is expected to begin in June 2012.

In addition to the funding noted above, NyacAU has the option to lend GNP $0.25 million to purchase a 2% royalty that is currently on all production from certain Goldrich mining claims. The loan would carry interest at the greater of prime plus 2% or 10% and would be repaid from Goldrich’s portion of production. Goldrich would also have the exclusive right to purchase back the royalty at any time. The royalty would be extinguished upon payback of the loan or purchase by Goldrich.

NyacAU, LLC is owned by the family of Dr. J. Michael James, which is also the owner of Nyac Gold LLC, one of the largest producers of placer gold in Alaska. As manager of NyacAU, Dr. James will be granted 300,000 five-year stock options at an exercise price of $0.20 per share from Goldrich’s employee stock incentive program.

12. SUBSEQUENT EVENTS

In March of 2012, subsequent to the end of the year ended December 31, 2011, the expiration dates of warrants set to expire in 2012 were extended for one year beyond their original expiration dates. No other terms were modified.